Exhibit 99.2

NN, Inc.
6210 Ardrey Kell Road, Suite 600
Charlotte, NC 28277

FOR IMMEDIATE RELEASE

NN, Inc. Announces Executive Team Transition

CHARLOTTE, N.C., November 1, 2022 /Globe Newswire/ -- NN, Inc. (NASDAQ: NNBR), a global diversified industrial company, today announced that its Board of Directors has implemented a management transition plan to address the planned retirements of Warren Veltman, President and Chief Executive Officer, and John Buchan, Executive Vice President, Mobile Solutions and Power Solutions. NN anticipates that Mr. Veltman and Mr. Buchan will remain in their current positions until March 31, 2023, which may be extended in order to facilitate an orderly transition. Following their respective retirements, the Company expects that Mr. Veltman and Mr. Buchan will remain available on a consulting basis to assist with the management transition as needed.

The Board has engaged Korn Ferry, a global organizational consulting firm, to assist in identifying candidates for the President and Chief Executive Officer position, with expertise in the electrical and electric vehicle industries to further NN’s focus on these rapidly growing markets.

In connection with the planned retirements, the Company has named Gunars Vinkels as the interim Chief Operating Officer of Power Solutions and Douglas Campos as the interim Chief Operating Officer of Mobile Solutions. Each will report to John Buchan to facilitate a smooth transition and continuity of operational leadership.

“We have accomplished much over the past three plus years as we positioned NN for sustainable long-term growth and improved operating performance. With the reduction in our debt, strengthening of our customer-focused continuous improvement culture, rightsizing our operational footprint to be more cost competitive and the refining of our growth strategy to be focused on the high-growth electric vehicle and electrical markets, we have made significant progress in the transformation of our business,” said Warren Veltman, President and Chief Executive Officer of NN. “I am proud of and appreciate the significant contributions that all our NN associates have made to this transformation and though much work remains to be accomplished, am confident that NN is on a path to continued success.”

“Over the last three years we have improved the effectiveness of our operations and IT systems while combating the COVID pandemic, supply interruptions and labor shortages,” stated John Buchan, Executive Vice President, Mobile Solutions and Power Solutions. “We have a strong bench of talent within our operating groups, and I am confident that in their interim roles, Douglas and Gunars will provide leadership to continue streamlining our operations while maintaining exceptional customer relationships.”

Jeri Harman, Chairman of the Board of NN, commented, “The Board deeply appreciates the leadership and commitment that Warren and John have demonstrated and the results they achieved during their careers with NN, and we wish them well in their respective retirements. We believe NN’s broad portfolio of close-tolerance technologies and co-engineering capabilities positions us exceptionally well for future growth. We are focused on filling the CEO position with a proven leader that ideally has demonstrated the ability to drive commercial success in the electric and electrical vehicle industries.”

Mr. Gunars Vinkels has almost thirty years of experience in the Power Solutions business beginning as an engineer and advancing to Operations Director at PEP Group at the time of its acquisition by NN in 2015. Since that time, Mr. Vinkels has progressed to Group Vice President of Operations for Power Solutions with a focus on the electrical businesses at NN. Mr. Vinkels holds a Bachelor of Science in Manufacturing from Worcester Polytechnic Institute and a Master of Science in Manufacturing Engineering from the University of Massachusetts at Lowell.

Mr. Douglas Campos began his career as a Commercial Director at Autocam's Brazil operations in 2004, and served in roles of increasing responsibility following NN’s acquisition of Autocam in 2014, including General Manager of South America Operations, and most recently as North American Sales Director of Mobile Solutions. Mr. Campos holds a Bachelor of Science in Chemical Engineering from Universidade Federal do Rio de Janeiro in Brazil, an Executive MBA from Fundação Dom Cabral/Northwestern (Kellogg School of Management) and a Master of Professional Administration, Business from Fundação Dom Cabral in Brazil.

About NN, Inc.
NN, Inc., a diversified industrial company, combines advanced engineering and production capabilities with in-depth materials science expertise to design and manufacture high-precision components and assemblies for a variety of markets on a global basis. Headquartered in Charlotte, North Carolina, NN has 30 facilities in North America, Europe, South America, and Asia.

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, statements regarding the planned management transition, general economic conditions and economic conditions in the industrial sector, including, but not limited to, inflation, rising interest rates and labor shortages; the impacts of the COVID-19 pandemic on the Company’s financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; supply chain shortages and disruptions; economic, social, political and geopolitical instability, currency fluctuation, and other risks of doing business outside of the United States; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; unanticipated difficulties integrating acquisitions or failing to recognize the expected benefits of divestitures; new laws and governmental regulations; the impact of climate change on our operations; cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions; the ability to attract and retain talent, risks associated with the senior management transition and identifying a qualified CEO, and other risk factors and cautionary statements listed from time-to-time in our period reports filed with the Securities and

Exchange Commission. We disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

For additional information concerning such risk factors and cautionary statements, please see the section titled “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and, when filed, the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2022. Except as required by law, we undertake no obligation to update or revise any forward-looking statements we make in our press releases, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:
Jeff Tryka, CFA
Investor Relations Contact
jtryka@lambert.com
616-295-2509

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